                               SCHEDULE 14A
                              (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement    / /  Confidential, For Use of the Commission Only
                                             (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or
           Rule 14a-12

                               LIGHTBRIDGE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                               Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

        ------------------------------------------------------------------------
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        ------------------------------------------------------------------------
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
                                     [LOGO]

                               LIGHTBRIDGE, INC.
                            67 SOUTH BEDFORD STREET
                        BURLINGTON, MASSACHUSETTS 01803

    NOTICE OF SPECIAL MEETING IN LIEU OF 1999 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

    We invite you to attend our Special Meeting in Lieu of 1999 Annual Meeting of Stockholders, which is being held as follows:

    DATE:        Wednesday, June 9, 1999

    TIME:        10:00 a.m.

    LOCATION:    Foley, Hoag & Eliot LLP
                 One Post Office Square
                 Sixteenth Floor
                 Boston, Massachusetts 02109

    At the Meeting, we will ask you and our other stockholders to:

       - elect two directors to three-year terms; and

       - consider any other business properly presented at the Meeting.

    You may vote on these matters in person or by proxy. Whether you plan to attend the Meeting or not, we ask that you complete and return the enclosed proxy card promptly in the enclosed addressed, stamped envelope, so that your shares will be represented and voted at the Meeting in accordance with your wishes. If you attend the Meeting, you may withdraw your proxy and vote your shares in person. Only stockholders of record at the close of business on May 3, 1999 may vote at the Meeting.

                                          By order of the Board of Directors,

                                          /s/ Alexander H. Pyle

                                          Alexander H. Pyle
                                          SECRETARY

May 7, 1999

                                PROXY STATEMENT
                                    FOR THE
                               LIGHTBRIDGE, INC.
                           SPECIAL MEETING IN LIEU OF
                      1999 ANNUAL MEETING OF STOCKHOLDERS

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
                                       INFORMATION ABOUT THE MEETING

This Proxy Solicitation....................................................................................           2
How to Vote................................................................................................           2
Quorum Required to Transact Business.......................................................................           3
Availability of Auditors...................................................................................           3

                                          DISCUSSION OF PROPOSAL

Proposal to Elect Two Directors............................................................................           4
Other Matters..............................................................................................           5
Stockholder Proposals for 2000 Annual Meeting..............................................................           5

                                        INFORMATION ABOUT DIRECTORS

Background Information About Directors Continuing in Office................................................           6
Meetings of the Board of Directors.........................................................................           6
Committees of the Board of Directors.......................................................................           6
Compensation Committee Interlocks and Insider Participation................................................           7
Compensation of Directors..................................................................................           7

                                   INFORMATION ABOUT EXECUTIVE OFFICERS

Background Information About Executive Officers............................................................           8
Compensation of Executive Officers:
  Summary Compensation Table for 1996, 1997 and 1998.......................................................          10
  Option Grants in 1998....................................................................................          11
  Aggregated Option Exercises in 1998 and Option Values at December 31, 1998...............................          12
  Report of the Compensation Committee on Repricing of Options in 1998.....................................          12
  Option Repricings from 1989 to 1998......................................................................          13
  Report of the Compensation Committee on Executive Compensation for 1998..................................          13
Related Party Transactions.................................................................................          15

                         INFORMATION ABOUT COMMON STOCK OWNERSHIP AND PERFORMANCE

Stock Owned by Directors, Executive Officers and Greater-than-5% Stockholders..............................          16
Compliance with Reporting Requirements.....................................................................          18
Performance Graph..........................................................................................          18

                         INFORMATION ABOUT THE MEETING

THIS PROXY SOLICITATION

    We have sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the Meeting (including any adjournment or postponement of the Meeting).

    - THIS PROXY STATEMENT summarizes information about the proposals to be considered at the Meeting and other information you may find useful in determining how to vote.

    - THE PROXY CARD is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

    We will pay the cost of soliciting these proxies. Our directors, officers and employees may solicit proxies in person or by mail, telephone or facsimile. We will reimburse brokers and other nominee holders of shares for expenses they incur in forwarding proxy materials to the beneficial owners of those shares. We have not retained the services of any proxy solicitation firm to assist us in this solicitation.

    We are mailing this proxy statement and the enclosed proxy card to stockholders for the first time on or about May 7, 1999. In this mailing, we are including a copy of our 1998 Annual Report to Stockholders. We will send you, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 1998 (excluding exhibits), as filed with the Securities and Exchange Commission, if you request it in writing. Requests may be sent to Joseph S. Tibbetts, Jr., Senior Vice President, Finance & Administration and Chief Financial Officer, at our address set forth on the Notice appearing on the cover of this Proxy Statement.

HOW TO VOTE

    You are entitled to one vote at the Meeting for each share of common stock registered in your name at the close of business on May 3, 1999.

    You may vote your shares at the Meeting in person or by proxy.

    - TO VOTE IN PERSON, you must attend the Meeting, and then complete and submit the ballot provided at the Meeting.

    - TO VOTE BY PROXY, you must complete and return the enclosed proxy card. Your proxy will be valid only if you sign, date and return it before the Meeting. By completing and returning the proxy card, you will direct the designated persons to vote your shares at the Meeting in the manner you specify in the proxy card. If you complete all of the proxy card except the voting instructions, then the designated persons will vote your shares for the election of nominated directors. If any other business properly comes before the Meeting, then the designated persons will have the discretion to vote in any manner.

    If you complete and return a proxy, you may revoke it at any time before it is exercised by taking one of the following actions:

    - send written notice to Alexander H. Pyle, our Secretary, at our address set forth on the Notice appearing on the cover of this proxy statement;

    - send us another signed proxy with a later date; or

    - attend the Meeting, notify our Secretary that you are present, and then vote in person.

QUORUM REQUIRED TO TRANSACT BUSINESS

    At the close of business on April 20, 1999, 16,141,514 shares of common stock were outstanding. Our by-laws require that a majority of our common stock be represented, in person or by proxy, at the Meeting in order to constitute the quorum we need to transact business. We will count abstentions and broker non-votes in determining whether a quorum exists.

AVAILABILITY OF AUDITORS

    Deloitte & Touche LLP has been selected by our Board of Directors as the independent public accountants to audit our financial statements for the year ending December 31, 1999. Deloitte & Touche LLP also served as our auditors in 1998. We expect that representatives of Deloitte & Touche LLP will attend the Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                             DISCUSSION OF PROPOSAL

PROPOSAL TO ELECT TWO DIRECTORS

    The only proposal on the agenda for the Meeting is the election of two persons to serve as Class III directors for three-year terms beginning at the Meeting and ending at the 2002 Annual Meeting of Stockholders. Our Board of Directors currently has five members and is divided into three classes, two of which have two members and one of which has one member. Each class of directors serves a three-year term. We stagger these terms so that the term of only one class expires each year.

    Our Board of Directors has nominated Torrence C. Harder and Pamela D.A. Reeve for re-election as Class III directors. Brief biographies of the nominees, as of April 20, 1999, follow. You will find information about the nominees' holdings of common stock on page 16.

TORRENCE C. HARDER...............  One of our founders, Mr. Harder has served as one of our directors since June 1989 and currently serves as a
                                   member of the Compensation Committee. Mr. Harder has been
                                   the President and a director of Harder Management
                                   Company, a registered investment advisory firm, since its
                                   establishment in 1971. He has also been the President and
                                   a director of Entrepreneurial Ventures, Inc., a venture
                                   capital investment firm, since 1987 and currently serves
                                   as a director of MicroFinancial, Inc., a microticket
                                   leasing firm. Mr. Harder is 55 years old.

PAMELA D.A. REEVE................  Ms. Reeve has served as our President since November
                                   1989, our Chief Executive Officer since September 1993
                                   and as one of our directors since November 1989. From
                                   November 1989 to September 1993, Ms. Reeve also served as
                                   our Chief Operating Officer. Prior to joining us, Ms.
                                   Reeve was employed by The Boston Consulting Group. Ms.
                                   Reeve served as President of the Massachusetts Software
                                   Council from January 1996 to January 1998. She currently
                                   serves as a director of PageMart Wireless, Inc., a
                                   provider of wireless messaging services, and Natural
                                   MicroSystems Corp., a provider of hardware and software
                                   technology for developers of high-value
                                   telecommunications solutions. Ms. Reeve is 49 years old.

    If for any reason either Mr. Harder or Ms. Reeve becomes unavailable for election, the persons designated in the proxy card may vote the proxy for the election of a substitute. Mr. Harder and Ms. Reeve both have consented to serve as directors if elected, and our Board of Directors has no reason to believe that either nominee will become unavailable for election.

    The two nominees receiving the greatest number of votes cast will be elected as directors. We will not count abstentions or broker non-votes when we tabulate votes cast for the election of directors.

    OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MR. HARDER AND MS. REEVE.

OTHER MATTERS

    Neither we nor our Board of Directors intends to propose any matters at the Meeting other than the election of two directors. Neither we nor our Board knows of any matters to be proposed by others at the Meeting.

STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

    A stockholder who intends to present a proposal at the 2000 Annual Meeting of Stockholders for inclusion in our 2000 proxy statement must submit the proposal by January 7, 2000. In order for the proposal to be included in the proxy statement, the stockholder submitting the proposal must meet certain eligibility standards and must comply with certain procedures established by the Securities and Exchange Commission, and the proposal must comply with the requirements as to form and substance established by applicable laws and regulations. The proposal must be mailed to our Secretary at our address set forth on the Notice appearing on the cover of this proxy statement.

    In addition, in accordance with our By-Laws, a stockholder wishing to bring an item of business before the 2000 Annual Meeting of Stockholders must deliver notice of the item of business to us at our offices no later than March 25, 2000, even if the item is not to be included in our proxy statement.

                          INFORMATION ABOUT DIRECTORS

BACKGROUND INFORMATION ABOUT DIRECTORS CONTINUING IN OFFICE

    The Class I and Class II directors will continue in office following the Meeting, and their terms will expire in 2000 (Class 1) or 2001 (Class II). Brief biographies of these directors, as of April 20, 1999, follow. You will find information about their holdings of common stock on page 16.

Andrew I. Fillat.............  Mr. Fillat has served as one of our directors since April
  CLASS II DIRECTOR            1996. Since July 1995, Mr. Fillat has served as Senior Vice
                               President of Advent International Corporation, a venture
                               capital investment firm. From April 1989 to June 1995, Mr.
                               Fillat served as Vice President of Advent International
                               Corporation. Mr. Fillat also serves as a director of
                               Advanced Radio Telecom Corp., a provider of broadband data services; Interlink Computer Sciences Inc., a supplier of
                               solutions of products and services for enterprise networked systems management; Safety 1st, Inc., a developer, marketer and distributor of juvenile products; and Voxware, Inc., a developer of speech and audio technologies. Mr. Fillat is 50 years old.

D. Quinn Mills...............  Dr. Mills has served as one of our directors since June
  CLASS II DIRECTOR            1990. Since 1976, Dr. Mills has served as the Albert J.
                               Weatherhead, Jr. Professor of Economics at the Harvard
                               Business School. Dr. Mills is 57 years old.

Debora J. Wilson.............  Ms. Wilson has served as one of our directors since May
  CLASS I DIRECTOR             1998. Ms. Wilson is currently Executive Vice President and
                               General Manager at The Weather Channel, a position she has held since May 1998. From August 1994 to May 1998, Ms.
                               Wilson held other positions at The Weather Channel,
                               including President, U.S. Products and Distribution and
                               Senior Vice President--New Media. Prior to August 1994, Ms.
                               Wilson served as Director--Marketing and Product Development of Bell Atlantic Video Services. Ms. Wilson is 41 years old.

MEETINGS OF THE BOARD OF DIRECTORS

    Our Board of Directors held ten meetings and acted by unanimous written consent three times during the year ended December 31, 1998. All directors attended at least 75% of the meetings of our Board.

COMMITTEES OF THE BOARD OF DIRECTORS

    Our Board of Directors has appointed an Audit Committee and a Compensation Committee. Our Board of Directors does not have a Nominating Committee.

    The Audit Committee met twice during the year ended December 31, 1998. The Audit Committee:

    - reviews the scope and results of the annual audit of our consolidated financial statements conducted by our independent accountants;

    - reviews the scope of other services provided by our independent accountants;

    - reviews proposed changes in our financial and accounting standards and principles and in our policies and procedures for our internal accounting, auditing and financial controls; and

    - makes recommendations to our Board of Directors on the engagement of the independent accountants.

The Audit Committee consists of Andrew Fillat and Quinn Mills, each of whom attended both meetings of the Audit Committee in the year ended December 31, 1998.

    The Compensation Committee met one time and acted by unanimous written consent eleven times during the year ended December 31, 1998. The Compensation Committee provides recommendations concerning salaries and incentive compensation for our employees and consultants. In addition, the Compensation Committee administers our compensation programs, including our 1990 Incentive and Nonqualified Stock Option Plan, 1996 Incentive and Non-Qualified Stock Option Plan, 1996 Employee Stock Purchase Plan and 1998 Non-Statutory Stock Option Plan. The Compensation Committee also performs other duties that our Board of Directors periodically assigns to it. The Compensation Committee consists of Andrew Fillat and Torrence Harder, each of whom attended the meeting of the Compensation Committee in the year ended December 31, 1998.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee consists of Andrew Fillat and Torrence Harder, neither of whom has ever been one of our employees. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as members of our Board of Directors or Compensation Committee.

COMPENSATION OF DIRECTORS

    Directors who are not our employees receive stock option grants under our 1998 Non-Statutory Stock Option Plan. Upon election to the Board of Directors, each non-employee director automatically receives an option to purchase 20,000 shares of common stock, which vests in three equal annual installments. In addition, immediately following each annual meeting of stockholders (or special meeting in lieu of an annual meeting), each non-employee director re-elected to or remaining on the Board is automatically granted a fully vested option to purchase 4,000 shares of common stock, PROVIDED that:

    - any prior automatic grants held by the director have fully vested; or

    - at least two annual meetings of stockholders (or special meetings in lieu of annual meetings) have elapsed between any prior automatic grant made to the director and the meeting upon which the subsequent automatic grant would occur.

The exercise price per share of each automatic option grant is equal to the closing price of our common stock on the date of such grant, as reported by the Nasdaq National Market. Directors who are our employees are not entitled to receive any separate compensation for serving as directors.

                      INFORMATION ABOUT EXECUTIVE OFFICERS

BACKGROUND INFORMATION ABOUT EXECUTIVE OFFICERS

    Brief biographies of our executive officers follow. The ages of the executive officers are given as of April 20, 1999. You will find information about their holdings of common stock on page 16.

Pamela D.A. Reeve.............  You will find background information about Ms. Reeve on page
  PRESIDENT AND CHIEF           4. Ms. Reeve is 49 years old.
  EXECUTIVE OFFICER

Joseph S. Tibbetts, Jr........  Mr. Tibbetts joined us in May 1998 as our Senior Vice
  SENIOR VICE PRESIDENT,        President, Finance & Administration, Chief Financial Officer
  FINANCE & ADMINISTRATION AND  and Treasurer. Mr. Tibbetts served as Vice President,
  CHIEF FINANCIAL OFFICER       Finance and Administration, Chief Financial Officer and
                                Treasurer of SeaChange International, Inc. from June 1996 to
                                March 1998. Prior to June 1996, Mr. Tibbetts was employed as a certified public accountant by Price Waterhouse LLP, most recently as a partner and National Director of its Software
                                Services Group. Mr. Tibbetts currently serves as a director of Great Plains Software, Inc., a provider of business
                                management software solutions. Mr. Tibbetts is 46 years old.

William G. Brown..............  Mr. Brown has been our Executive Vice President, Development
  EXECUTIVE VICE PRESIDENT,     since May 1998. Previously, Mr. Brown served as our Chief
  DEVELOPMENT                   Financial Officer, Vice President of Finance and
                                Administration and Treasurer from June 1989 to May 1998.
                                Prior to joining us, Mr. Brown was Manager of Financial
                                Reporting and Analysis for Bolt, Beranek and Newman, Inc.
                                and was employed at Deloitte, Haskins and Sells. Mr. Brown is 38 years old.

Brian P. Connolly.............  Mr. Connolly has been our Senior Vice President, Sales and
  SENIOR VICE PRESIDENT, SALES  Marketing since May 1998. Prior to joining us, Mr. Connolly
  AND MARKETING                 was employed by Computer Sciences Corporation's Intellicom
                                Division, most recently as its Vice President and Chief
                                Operating Officer. Mr. Connolly is 49 years old.

Michael A. Perfit.............  Mr. Perfit, one of our founders, has served as our Senior
  SENIOR VICE PRESIDENT OF      Vice President of Technology since June 1991. From June 1989
  TECHNOLOGY                    to May 1991, Mr. Perfit served as our Vice President of
                                Engineering. Prior to joining us, Mr. Perfit was Vice
                                President of Appex, Inc. and held engineering and technical support positions at Interactive Management Systems. Mr.
                                Perfit is 43 years old.

Richard H. Antell.............  Mr. Antell has served as our Vice President, Software
  VICE PRESIDENT, SOFTWARE      Development since February 1996. From June 1991 to January
  DEVELOPMENT                   1996, Mr. Antell was our Vice President of Engineering.
                                Prior to joining us, Mr. Antell served as Vice President of
                                Application Development of Applied Expert Systems, Inc. and
                                Project Leader of Index Systems, Inc. Mr. Antell is 51 years old.

Douglas E. Blackwell..........  Mr. Blackwell has served as our Vice President, Service
  VICE PRESIDENT,               Delivery since November 1995. From October 1994 to October
  SERVICE DELIVERY              1995, Mr. Blackwell served as our Vice President of
                                Operations. From February 1991 to September 1994, Mr.
                                Blackwell was employed as Vice President of Operations of
                                Thomson Financial Services, Inc., an on-line financial
                                transaction and information services firm. Prior to February
                                1991, Mr. Blackwell was employed at Nolan, Norton and Co., an affiliate of KPMG/Peat Marwick. Mr. Blackwell is 42 years old.

Carla J. Marcinowski..........  Ms. Marcinowski has been our Vice President, Consulting
  VICE PRESIDENT,               Services since February 1998. Prior to joining us as an
  CONSULTING SERVICES           employee, Ms. Marcinowski provided services to us as an
                                independent consultant from October 1997 to January 1998.
                                Ms. Marcinowski was a founder and Vice President, Business
                                Development of The Net Collaborative from July 1996 to
                                August 1997, and prior to March 1996 was employed by Lotus
                                Development Corporation in various positions, including
                                International Managing Director, Consulting Services,
                                Managing Director, Worldwide Services Group and Services
                                Lead, Lotus/IBM Transition Team. Ms. Marcinowski is 41 years old.

COMPENSATION OF EXECUTIVE OFFICERS

    SUMMARY COMPENSATION TABLE FOR 1996, 1997 AND 1998

    The following table summarizes certain information with respect to the annual and long-term compensation that we paid for the past three fiscal years to the following persons (the "Named Officers"):

    - Pamela D.A. Reeve, our president and chief executive officer throughout 1998; and

    - Richard H. Antell, William G. Brown, Douglas E. Blackwell and Michael A. Perfit, our four most highly compensated executive officers (other than Ms. Reeve) in the year ended December 31, 1998.

                                    SUMMARY COMPENSATION TABLE
                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                           AWARDS
                                                         ANNUAL          -----------
                                                      COMPENSATION       SECURITIES     ALL OTHER
                                                 ----------------------  UNDERLYING   COMPENSATION
NAME AND PRINCIPAL POSITION(S)          YEAR     SALARY($)  BONUS($)(1)  OPTIONS(#)      ($)(2)
------------------------------------  ---------  ---------  -----------  -----------  -------------
Pamela D.A. Reeve...................       1998  $ 235,000   $  96,500      300,000     $   6,256
PRESIDENT AND CHIEF EXECUTIVE              1997    200,000      91,700           --         4,405
  OFFICER                                  1996    165,000      60,000           --         2,814

Richard H. Antell...................       1998    165,000      63,200           --         7,367
VICE PRESIDENT,                            1997    130,000      50,400           --         1,893
SOFTWARE DEVELOPMENT                       1996    105,000      40,000       90,000           485

William G. Brown....................       1998    150,000      63,200           --         3,419
EXECUTIVE VICE PRESIDENT,                  1997    130,000      50,000           --         1,891
DEVELOPMENT                                1996    108,462      65,000       70,000           166

Douglas E. Blackwell................       1998    150,000      63,200       25,000(3)       3,589
VICE PRESIDENT,                            1997    130,000      37,100       25,000         1,351
SERVICE DELIVERY                           1996    105,000      40,000       90,000           252

Michael A. Perfit...................       1998    135,000      57,200           --         4,235
SENIOR VICE PRESIDENT OF TECHNOLOGY        1997    109,900      29,600           --         1,536
                                           1996     92,700      20,000           --           223

------------------------

(1) Represents the aggregate amount of bonus installments we paid in the applicable year with respect to bonuses earned in prior years. See "Report of the Compensation Committee on Executive Compensation for 1998."
(2)Represents matching contributions we made pursuant to our 401(k) Plan and payments of term life and long-term disability insurance premiums.
(3)Represents an option we issued in connection with the repricing of a previously granted stock option.

    OPTION GRANTS IN 1998

    The following table sets forth certain information regarding the options that we granted to the Named Officers during the year ended December 31, 1998.

                                                  OPTION GRANTS IN LAST FISCAL YEAR
                                                              INDIVIDUAL
                                                                GRANTS                              POTENTIAL REALIZABLE
                                       --------------------------------------------------------       VALUE AT ASSUMED
                                        NUMBER OF                                                   ANNUAL RATE OF STOCK
                                       SECURITIES    PERCENT OF TOTAL                                PRICE APPRECIATION
                                       UNDERLYING     OPTIONS GRANTED    EXERCISE                    FOR OPTION TERM(3)
                                         OPTIONS      TO EMPLOYEES IN      PRICE    EXPIRATION   --------------------------
NAME                                   GRANTED(#)     FISCAL YEAR(1)     ($/SH)(2)     DATE         5%($)         10%($)
-------------------------------------  -----------  -------------------  ---------  -----------  ------------  ------------
Pamela D.A. Reeve....................    300,000(4)           14.4%      $  12.125     5/22/08   $  2,287,587  $  5,797,229
Douglas E. Blackwell.................     25,000(5)            1.2           7.625     7/31/08        119,882       303,807

------------------------

(1) Percentages are calculated based on a total of 2,084,349 options granted in the year ended December 31, 1998, including 843,100 options granted in connection with the repricing of certain stock options.
(2)All options were granted at fair market value, which was determined by the Compensation Committee to be the closing price of our common stock on the date of grant, as reported by the Nasdaq National Market.
(3)The amounts shown represent hypothetical values that could be achieved for the respective options if exercised at the end of their option terms. These gains are based on assumed rates of stock appreciation of five percent and ten percent, compounded annually from the date the respective options were granted to the date of their expiration. The gains shown are net of the option price, but do not include deductions for taxes or other expenses that may be associated with the exercise. Actual gains, if any, on stock option exercises will depend on future performance of the common stock, the optionholders' continued employment through the option period, and the date on which the options are exercised.
(4)The option is exercisable as to 8.34% of the shares subject thereto upon the date of grant, with an additional 8.34% of the shares vesting at the end of each three-month period thereafter.
(5)Represents an option issued in connection with the repricing of a previously granted stock option. The option is exercisable as to 20% of the shares subject thereto upon the date of grant, with an additional 5% of the shares vesting at the end of each three-month period thereafter.

    AGGREGATED OPTION EXERCISES IN 1998 AND OPTION VALUES AT DECEMBER 31, 1998

    The following table sets forth information as to options exercised during the year ended December 31, 1998, and unexercised options held at the end of 1998, by the Named Officers.

                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                   AND FISCAL YEAR-END OPTION VALUES
                                                    NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                           SHARES                  UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                          ACQUIRED      VALUE    OPTIONS AT FISCAL YEAR-END   AT FISCAL YEAR-END($)(2)
                             ON       REALIZED   --------------------------  --------------------------
NAME                     EXERCISE(#)   ($)(1)    EXERCISABLE(#) UNEXERCISABLE(#) EXERCISABLE($) UNEXERCISABLE($)
-----------------------  -----------  ---------  -----------  -------------  -----------  -------------
Pamela D.A. Reeve......     135,000   $1,031,500    335,109       284,891     $1,622,000    $  51,200

Richard H. Antell......      29,000     215,365     111,400        81,000       360,448       211,000

William G. Brown.......      55,000     665,123      40,000        75,000        23,750       190,000

Douglas E. Blackwell...          --          --      93,250        69,750       308,500       170,500

Michael A. Perfit......          --          --          --            --            --            --

------------------------

(1) The values in this column are based on the last reported sale prices of the common stock on the respective dates of exercise as reported by the Nasdaq National Market, less the respective option exercise prices.
(2)The closing sale price for the common stock as reported by the Nasdaq National Market on December 31, 1998 was $5.50. Value is calculated on the basis of the difference between the option exercise price and $5.50, multiplied by the number of shares of common stock underlying the option.

    REPORT OF THE COMPENSATION COMMITTEE ON REPRICING OF OPTIONS IN 1998

    THE FOLLOWING IS A REPORT OF THE COMPENSATION COMMITTEE DESCRIBING THE REPRICING OF SOME OF THE STOCK OPTIONS HELD BY OUR EXECUTIVE OFFICERS IN 1998 AND THE REASONS FOR THE REPRICING.

    On July 31, 1998, the Board of Directors determined that, because certain stock options held by employees had exercise prices significantly higher than the fair market value of the common stock, those stock options were not providing the desired incentive to employees. Accordingly, the Board provided employees with an opportunity to receive new options in replacement of any existing options that had exercise prices of more than $7.625 per share (the closing sale price for the common stock as reported by the Nasdaq National Market on July 31, 1998). All Lightbridge officers and employees other than Ms. Reeve, the President and Chief Executive Officer, were eligible to participate in the stock option repricing, but options granted to Lightbridge's directors were not eligible for repricing. The new options are exercisable for the same number of shares as the options they replace, but they each have an exercise price of $7.625 per share and a new vesting schedule that commenced as of July 31, 1998. As a result of the repricing, new options were granted to purchase 843,100 shares of common stock, and the average exercise price of the repriced options was reduced from $12.44 per share to $7.625 per share.

    The Board determined that it would include in the repricing out-of-the-money options granted to Lightbridge's executive officers, other than Ms. Reeve, because those options were principally held by executives who had recently joined Lightbridge and held no other stock options. In particular, Joseph Tibbetts, the Chief Financial Officer and Senior Vice President, Finance and Administration, and Brian Connolly, the Senior Vice President of Sales and Marketing, had joined Lightbridge less than three months before the repricing, and Carla Marcinowski, the Vice President, Consulting Services, had joined Lightbridge less than six months before the repricing. The Board believed that the goal of retaining and incenting these new executive officers would be significantly impaired if they were not included in the repricing program. In addition, the Board concluded that the decline in the price of the common stock that occurred during the first seven months of 1998 could in no way be attributed to these new executives. One option granted to Douglas Blackwell was also included in the repricing to provide an extra incentive for him.

    The Board decided not to include Ms. Reeve in the repricing because, although she had recently been granted options that were out of the money, she held a substantial number of options that were in the money. Additionally, unlike most of the officers who were included in the repricing, she was a long-time employee. The Board also felt that it would be appropriate to exclude Ms. Reeve, as President and Chief Executive Officer, from the repricing.

                                                       Andrew I. Fillat
                                                       Torrence C. Harder

    OPTION REPRICINGS FROM 1989 TO 1998

    The following table sets forth information as to all repricings of stock options held by any executive officer from 1989 to 1998.

                                            10-YEAR OPTION REPRICINGS
                                                                                                     LENGTH OF
                                            NUMBER OF                                                 ORIGINAL
                                           SECURITIES   MARKET PRICE OF   EXERCISE                  OPTION TERM
                                           UNDERLYING    STOCK AT TIME    PRICE AT        NEW       REMAINING AT
                                             OPTIONS          OF           TIME OF     EXERCISE       DATE OF
NAME                              DATE     REPRICED(#)   REPRICING ($)   REPRICING($)  PRICE($)      REPRICING
------------------------------  ---------  -----------  ---------------  -----------  -----------  --------------
Douglas E. Blackwell..........    7/31/98      25,000      $   7.625      $   10.25    $   7.625        8 years,
  VICE PRESIDENT,                                                                                       6 months
  SERVICE DELIVERY
Joseph S. Tibbetts, Jr........    7/31/98     250,000          7.625          12.00        7.625        9 years,
  SENIOR VICE PRESIDENT,                                                                               10 months
  FINANCE & ADMINISTRATION AND
  CHIEF FINANCIAL OFFICER
Brian P. Connolly.............    7/31/98     100,000          7.625         12.125        7.625        9 years,
  SENIOR VICE PRESIDENT,                                                                               10 months
  SALES AND MARKETING
Carla J. Marcinowski..........    7/31/98     100,000          7.625         14.063        7.625        9 years,
  VICE PRESIDENT,                                                                                       6 months
  CONSULTING SERVICES

    REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION FOR 1998

    THE FOLLOWING IS A REPORT OF THE COMPENSATION COMMITTEE DESCRIBING THE COMPENSATION POLICIES AND RATIONALES THAT THE COMPENSATION COMMITTEE USED TO DETERMINE THE COMPENSATION PAID TO OUR EXECUTIVE OFFICERS FOR THE YEAR ENDED DECEMBER 31, 1998.

    The Compensation Committee is responsible for establishing Lightbridge's executive compensation policies and practices, which includes making specific recommendations to the Board of Directors concerning compensation for executive officers.

    The Compensation Committee seeks to achieve three broad goals in connection with Lightbridge's executive compensation programs and decisions regarding individual compensation:

    - structuring executive compensation programs in a manner that will enable Lightbridge to attract and retain key executives;

    - rewarding executives for Lightbridge's achievement of net income goals, in order to create a performance-oriented environment for Lightbridge's executives; and

    - providing executives with an equity interest in Lightbridge so as to link a portion of the compensation of Lightbridge's executives with the performance of the common stock.

    Lightbridge's executive compensation program generally consists of three elements: base salary, annual cash bonus, and a stock-based equity incentive in the form of participation in Lightbridge's stock option plans. The executive officers are also eligible to participate in other employee benefit plans, including health and life insurance plans, a 401(k) retirement plan and a stock purchase plan, on substantially the same terms as other employees who meet applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or on the benefits that may be payable under these plans. In establishing base salaries for executives, the Compensation Committee monitors salaries at other companies, particularly those companies in the same industry and companies located in the same geographic area as Lightbridge. In addition, for each executive the Compensation Committee considers historic salary levels, work responsibilities and base salary relative to other executives at Lightbridge. To the extent determined to be appropriate, the Compensation Committee also considers general economic conditions, Lightbridge's financial performance and each individual's performance.

    Lightbridge's approach to the Chief Executive Officer's compensation package in fiscal 1998 was to be competitive with other high growth companies in the software industry and to tie a large percentage of the Chief Executive Officer's total compensation package to Lightbridge's performance. Ms. Reeve is a party to a multi-year employment agreement with Lightbridge that establishes her annual base salary during the term of the agreement, subject to increase (but not decrease) at the discretion of the Board of Directors. Ms. Reeve's base salary was designed to give her assurance of a base level of compensation, commensurate with her position and duration of employment with Lightbridge. Ms. Reeve received a base salary of $235,000 in 1998, $200,000 in 1997 and $165,000 in
1996.

    Executive bonuses generally are considered and granted on an annual basis, with each bonus being paid in three equal annual installments. Payment of each bonus is subject to the continued employment of the bonus recipient. Lightbridge typically adopts a target bonus plan for officers and other key employees in the year immediately preceding the year for which bonuses are to be granted. In the year immediately following the year for which bonuses are to be granted, the Compensation Committee evaluates the performances of the officers and other key employees and determines the extent to which bonuses are to be paid from the target bonus plan. In accordance with these procedures, in late 1997 Lightbridge adopted its 1998 target bonus plan and in early 1999 the Compensation Committee will consider the extent to which bonuses, if any, will be paid out of the 1998 target bonus plan, as compensation for the performance of the officers and other key employees.

    Generally, Lightbridge's policy with respect to option grants to executive officers is to create a performance incentive for such officers by providing them the ability to acquire or increase a proprietary interest in Lightbridge and its success. In determining the size of each stock option grant, the Compensation Committee emphasized the seniority, responsibilities and performance of the executive. In 1998, the Compensation Committee granted options to purchase 300,000 shares to Ms. Reeve, with an exercise price of $12.125 per share. The Compensation Committee granted these options because Ms. Reeve's other stock options were fully or substantially vested, and the Compensation Committee desired to create a continuing incentive for Ms. Reeve to act on behalf of Lightbridge. As described above under "Report of the Compensation Committee on Repricing of Options in 1998," however, the options granted to Ms. Reeve were not included in the general option repricing authorized by the Board in 1998. The Compensation Committee also granted options to the executive officers who joined Lightbridge in 1998: Joseph Tibbetts, Brian Connolly and Carla Marcinowski. During 1999, the Compensation Committee intends to consider increasing the proportion of overall compensation of certain executive officers consisting of stock options and other equity-based incentives.

    Section 162(m) of the Internal Revenue Code of 1986 generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its chief executive officer and its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. In this regard, Lightbridge has limited the number of shares subject to stock options that may be granted to Lightbridge employees in a manner that complies with the performance-based requirements of Section 162(m), but has not sought stockholder approval of the 1998 Non-Statutory Stock Option Plan in order to qualify options granted thereunder as qualifying performance-based compensation. Based on the compensation awarded to Lightbridge's executive officers, it does not appear that the Section 162(m) limitation will have a significant impact on Lightbridge in the near term. While the Compensation Committee does not currently intend to qualify its executive bonus awards as a performance-based plan, it will continue to monitor the impact of Section 162(m) on Lightbridge.

                                                       Andrew I. Fillat
                                                       Torrence C. Harder

RELATED PARTY TRANSACTIONS

    In April 1997 we made a loan to Douglas Blackwell, our Vice President, Service Delivery, in the form of a promissory note in the principal amount of $75,000. The promissory note currently bears interest at an annual rate of 7.0% and will accrue interest at such rate until we demand payment or until Mr. Blackwell's employment with us terminates for any reason. At such time, the promissory note will bear interest at an annual rate of the prime rate plus one percent. As of March 31, 1999, the remaining balance under the promissory note was $20,000.

    In August 1996 we executed an employment agreement with Pamela D.A. Reeve. We agreed to employ Ms. Reeve as our President and Chief Executive Officer at an initial base salary of $165,000 per year, which base salary may be increased but not decreased. The employment agreement is terminable at will by either party, but if we terminate Ms. Reeve's employment for any reason, other than death or disability, within one year after a change of control of Lightbridge or if we terminate her employment at any time without cause, we will be required to continue to pay her salary for a period of twelve months after such termination.

            INFORMATION ABOUT COMMON STOCK OWNERSHIP AND PERFORMANCE

STOCK OWNED BY DIRECTORS, EXECUTIVE OFFICERS AND GREATER-THAN-5% STOCKHOLDERS

    The following table sets forth certain information as of April 20, 1999, with respect to the beneficial ownership of the common stock by (i) each person that we know owns of record or beneficially more than 5% of the outstanding common stock, (ii) the Named Officers, (iii) each director, including each nominee for re-election, and (iv) all current executive officers and directors as a group. As of April 20, 1999, there were 16,141,514 shares of common stock outstanding.

                                                                                 NUMBER OF
                                                                                   SHARES     RIGHT TO
NAMES AND ADDRESSES OF BENEFICIAL HOLDERS(1)                                      OWNED(2)   ACQUIRE(3)    PERCENT
-------------------------------------------------------------------------------  ----------  ----------  -----------
Advent International Investors II Limited Partnership
Advent Partners Limited Partnership
Global Private Equity II Limited Partnership(4)................................   2,000,000          --        12.4%
101 Federal Street
Boston, Massachusetts 02110

Kopp Investment Advisors, Inc.
Kopp Holding Company
LeRoy C. Kopp(5)...............................................................   1,643,098          --        10.2
7701 France Avenue South, Suite 500
Edina, Minnesota 55435

Massachusetts Financial Services Company(6)....................................   1,519,321          --         9.4
500 Boylston Street
Boston, Massachusetts 02116

Torrence C. Harder(7)..........................................................   1,379,634      13,333         8.6

Massachusetts Capital Resource Company(8)......................................     809,958     500,000         7.9
420 Boylston Street
Boston, Massachusetts 02116

Pamela D.A. Reeve(9)...........................................................     493,144     345,109         5.1

D. Quinn Mills(10).............................................................     381,451      13,333         2.4

Michael A. Perfit(11)..........................................................     283,194       4,000         1.8

Richard H. Antell..............................................................      16,000     123,400           *

William G. Brown(12)...........................................................      87,200      57,000           *

Douglas E. Blackwell(13).......................................................       8,300     111,750           *

Andrew I. Fillat(14)...........................................................       5,500      13,333           *

Debora J. Wilson...............................................................          --       6,666           *

All directors and executive officers as a group (12 persons)(15)...............   2,654,423     757,924        20.2

------------------------

*   Less than one percent.

(1) The address of our executive officers and directors is in care of us at 67 South Bedford Street, Burlington, Massachusetts 01803.
(2) Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to the shares listed, subject to community property laws where applicable. Excludes shares that may be acquired through stock option or warrant exercises.
(3) Represents shares that can be acquired through stock option or warrant exercises through June 19, 1999.
(4) Consists of 1,668 shares held by Advent International Investors II Limited Partnership, 93,332 shares held by Advent Partners Limited Partnership and 1,905,000 shares held by Global Private Equity II Limited Partnership. Advent International Corporation is the general partner of Advent International Investors II Limited Partnership, Advent Partners Limited Partnership and Advent International Limited Partnership. Advent International Limited Partnership is the general partner of Global Private Equity II Limited Partnership. Because Advent International Corporation is controlled by a group of 4 persons, none of whom may act independently and a majority of whom must act in concert to exercise voting or investment power over the holdings of such entity, individually, no individual in this group is deemed to share such voting or investment power.
(5) The "Number of Shares Owned" is based on information contained in an amendment to a report on Schedule 13G, filed with the Securities and Exchange Commission on February 9, 1999. The amended report states that:
    - Kopp Investment Advisors, Inc. has sole voting power with respect to 684,000 shares, sole dispositive power with respect to 412,500 shares and shared dispositive power with respect to 1,081,598 shares;
    - Kopp Holding Company has beneficial ownership of 1,494,098 shares; and
    - LeRoy C. Kopp has sole voting and dispositive power with respect to 130,000 shares and beneficially owns 1,634,098 shares.
(6) The "Number of Shares Owned" is based on information contained in a report on Schedule 13G, filed with the Securities and Exchange Commission on February 11, 1999.
(7) Includes 861,176 shares owned by a trust of which Mr. Harder is the trustee and beneficiary, 280,000 shares owned by a trust for the benefit of Mr. Harder's children, 236,683 shares held by Entrepreneurial Ventures, Inc., 19,500 shares held by the Torrence C. Harder Cultural Foundation, 5,400 shares beneficially owned by Mr. Harder's wife and children and 1,554 shares held by Entrepreneurial, Inc. Mr. Harder is the President of both Entrepreneurial, Inc. and Entrepreneurial Ventures, Inc.
(8) William J. Torpey, Jr. is the president and Joan C. McArdle is the vice president of Massachusetts Capital Resource Company, so that Mr. Torpey and Ms. McArdle may be deemed to be the beneficial owners of the shares held by Massachusetts Capital Resource Company.
(9) Includes 25,500 shares held by trusts for the benefit of certain of Ms. Reeve's children.
(10) Consists of 381,451 shares owned by a profit sharing plan for the benefit of Dr. Mills.
(11) Includes 267,194 shares and a warrant to purchase 3,000 shares held by a trust for the benefit of Mr. Perfit.
(12) Includes 12,000 shares held by trusts for the children of Mr. Brown.
(13) Includes 300 shares owned by Mr. Blackwell's wife.
(14) Includes 5,500 shares held by Advent Partners Limited Partnership. Mr. Fillat holds a limited partnership interest in Advent Partners Limited Partnership representing beneficial ownership of 5,500 shares. He disclaims beneficial ownership of the remaining 1,994,500 shares described in Note 4.
(15) Includes the shares described in Notes 7, 9, 10, 11, 12, 13 and 14.

COMPLIANCE WITH REPORTING REQUIREMENTS

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to report changes in ownership by filing Form 4 or 5 with the Securities and Exchange Commission. These executive officers, directors and ten-percent stockholders are also required by Securities and Exchange Commission rules to furnish us with copies of all
Section 16(a) reports they file. Based solely on our review of the copies of these forms, we believe that all Section 16(a) reports applicable to our executive officers, directors and ten-percent shareholders with respect to reportable transactions during the fiscal year ended December 31, 1998 were filed on a timely basis.

PERFORMANCE GRAPH

    The following graph compares the cumulative total return to stockholders of our common stock for the period from September 27, 1996 (the effective date of the registration of our common stock under the Securities Exchange Act of 1934) to December 31, 1998, to the cumulative total return of the Nasdaq Stock Market Index and the Nasdaq Computer & Data Processing Services Index for the same period.

           COMPARISON OF TWENTY-SEVEN MONTH CUMULATIVE TOTAL RETURN*
             AMONG LIGHTBRIDGE, INC., THE NASDAQ STOCK MARKET INDEX
            AND THE NASDAQ COMPUTER & DATA PROCESSING SERVICES INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           NASDAQ COMPUTER

                  Nasdaq   & Data Processing
                                                  Lightbridge,
            Stock Market     Services Stocks              Inc.
Sep-96            100.00              100.00            100.00
Oct-96             98.49               98.32            102.84
Nov-96            104.58              105.37             95.38
Dec-96            104.49              104.07             85.36
Jan-97            111.91              113.51             91.02
Feb-97            105.72              104.31            100.92
Mar-97             98.82               96.60             74.63
Apr-97            101.91              109.20             69.01
May-97            113.46              121.21             82.47
Jun-97            116.93              123.86             78.78
Jul-97            129.27              136.73            113.13
Aug-97            129.08              133.09            125.95
Sep-97            136.71              135.46            153.81
Oct-97            129.63              132.66            165.73
Nov-97            130.28              136.01            144.77
Dec-97            128.19              127.84            156.65
Jan-98            134.25              139.82            173.42
Feb-98            138.31              148.14            159.62
Mar-98            143.55              162.28            180.47
Apr-98            136.30              150.05            159.30
May-98            136.36              151.95            119.26
Jun-98            156.18              194.03            130.90
Jul-98            149.84              166.13            111.01
Aug-98            108.20              122.01             93.65
Sep-98            119.49              142.63             65.06
Oct-98            112.49              125.45             41.29
Nov-98            123.77              148.85             39.45
Dec-98            131.82              168.89             29.05

* $100 invested on September 27, 1996 in stock or index, including reinvestment of dividends. Fiscal year ends December 31.

                                              --------------------------------
                                              WHEN PROXY IS OKAY PLEASE SIGN &
                                                        DATE IT ABOVE



                               LIGHTBRIDGE, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING IN LIEU OF 1999 ANNUAL MEETING OF STOCKHOLDERS - JUNE 9, 1999

The undersigned stockholder of Lightbridge, Inc. (the "Company") hereby appoints Pamela D.A. Reeve, Joseph S. Tibbetts, Jr. and Alexander H. Pyle and each or any of them, proxies, with full power of substitution to each and to each substitute appointed pursuant to such power, of the undersigned to vote all shares of common stock of the Company that the undersigned may be entitled to vote at the Special Meeting in Lieu of 1999 Annual Meeting of Stockholders of the Company to be held on Wednesday, June 9, 1999, and at any and all adjournments thereof (the "Meeting"), with all powers the undersigned would possess if personally present. The proxies are authorized to vote as indicated on the reverse side upon the matter set forth on the reverse side and in their discretion upon all other matters that may properly come before the Meeting. The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Special Meeting in Lieu of 1999 Annual Meeting of Stockholders and Proxy Statement for the Meeting and hereby revokes all proxies, if any, heretofore given by the undersigned to others for said Meetings.

            (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)

                          PLEASE DATE, SIGN AND MAIL YOUR
                       PROXY CARD BACK AS SOON AS POSSIBLE!


                SPECIAL MEETING IN LIEU OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                                      LIGHTBRIDGE, INC.

                                        JUNE 9, 1999


                  Please Detach and Mail in the Envelope Provided



A  /X/  Please mark your vote
        as in this example.


       For all nominees              WITHHOLD
       (except as indicated          AUTHORITY to vote
        to the contrary at right)    for all nominees
PROPOSAL 1.      /  /                  /  /            Nominees:
 ELECTION  OF                                          Torrence C. Harder   If this proxy, is properly executed and returned, the
 DIRECTORS                                             Pamela D.A. Reeve    shares represented thereby will be voted. If a choice
                                                                            is specified with respect to the matter to be acted
                                                                            upon, the shares will be voted upon this matter in
                                                                            accordance with the specifications made. IN THE
                                                                            ABSENCE OF ANY SPECIFICATION, THE SHARES REPRESENTED
                                                                            BY THIS PROXY WILL BE VOTED FOR PROPOSAL 1.
                                                                                                        ---
                                                                            ------------------------------------------------------
(INSTRUCTION: To withhold authority to                                      PLEASE MARK, SIGN, DATE AND RETURN CARD PROMPTLY
vote for any individual nominee, strike                                     USING THE ENCLOSED ENVELOPE.
a line through that nominee's name in                                       ------------------------------------------------------
the list at right.)







Signature                  Date       , 1999   Signature                        Dated:         , 1999
         ----------------      -------                  -------------------           --------
Note: Please date, sign exactly as name appears hereon and return promptly. If the shares are registered in the name of two or more persons, each should sign. Executors, trustees, guardians, custodians, administrators, attorneys and corporate officers should add their titles.
